UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.  )
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Amicus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 25, 2008

Dear Stockholder:

We are pleased to invite you to attend our 2008 Annual Meeting of Stockholders to be held at the Princeton Marriott Hotel & Conference Center at Forrestal, 100 College Road, Princeton, New Jersey on Tuesday, June 10, 2008, at 10:00 a.m. Eastern Daylight Time.

Enclosed are the following:

•	Our Notice of Annual Meeting of Stockholders and Proxy Statement for 2008;

•	Our Annual Report on Form 10-K for 2007; and

•	A proxy card with a return envelope to record your vote.

The accompanying notice of the 2008 Annual Meeting and Proxy Statement describe the business we will conduct at the meeting and provide information about Amicus Therapeutics, Inc. that you should consider when you vote your shares.

Your vote is important. When you have finished reading the Proxy Statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope or vote via telephone or internet according to the instructions in the Proxy Statement. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend in person.

Sincerely,

John F. Crowley
President and Chief Executive Officer

April 25, 2008

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
CODE OF CONDUCT AND ETHICS
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- APPROVAL OF THE AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 -- INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF AUDIT COMMITTEE
OTHER MATTERS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2008 Annual Meeting of Stockholders of Amicus Therapeutics, Inc. will be held at the Princeton Marriott Hotel & Conference Center at Forrestal, 100 College Road, Princeton, New Jersey on June 10, 2008 at 10:00 a.m. Eastern Daylight Time. The purpose of this meeting is to vote on the following:

1.	Elect three Class I directors each to serve a three-year term expiring at the 2011 Annual Meeting or until their respective successors have been elected.

2.	Approve the Amended and Restated 2007 Equity Incentive Plan.

3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

4.	Consider and act upon any other business that is properly presented at the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the 2008 Annual Meeting is April 21, 2008. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Geoffrey P. Gilmore
Senior Vice President, General Counsel and Secretary

Cranbury, New Jersey
April 25, 2008

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card or vote by telephone or the internet as instructed in the accompanying materials as promptly as possible in order to ensure your representation at the meeting. You can revoke a proxy at any time prior to its exercise by following the instructions in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominees and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

AMICUS THERAPEUTICS, INC.
6 Cedar Brook Drive, Cranbury, New Jersey 08512
(609) 662-2000

PROXY STATEMENT FOR THE AMICUS THERAPEUTICS, INC.
2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 10, 2008

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Amicus Therapeutics, Inc. (sometimes referred to as “Amicus” or the “Company”) is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments of the meeting to be held at the Princeton Marriott Hotel & Conference Center at Forrestal, 100 College Road, Princeton, New Jersey on Tuesday, June 10, 2008 at 10:00 a.m. Eastern Daylight Time. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. You do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy by telephone or on the internet.

We intend to mail this Proxy Statement, our 2007 Annual Report on Form 10-K, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting on or about April 25, 2008. You can also find a copy of our 2007 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission (SEC) website at www.sec.gov or through the Investor Relations section of our web site at www.amicustherapeutics.com.

Who Can Vote?

Only stockholders of record at the close of business on April 21, 2008 are entitled to vote at the Annual Meeting. On this record date, there were 22,501,463 shares of our common stock (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The Common Stock is our only outstanding class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If, on April 21, 2008, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or follow the instructions on the proxy card to submit your vote by telephone or internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 21, 2008, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. A number of brokers and banks enable beneficial owners to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy from your broker, bank or other custodian.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of three Class I directors;

•	Approval of the Amended and Restated 2007 Equity Incentive Plan; and,

•	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2008.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting.

Stockholder of Record:  If your shares are registered directly in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

•	By telephone. You may vote over the telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States and follow the recorded instructions. Please have your proxy card available when you call. Your vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2008 to be counted.

•	Internet. You may vote over via the internet by going to www.voteproxy.com and follow the on-screen instructions. Please have your proxy card available when you access the web page. Your vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2008 to be counted.

Beneficial Owner:  If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Many Votes do I have?

Each share of Common Stock that you own as of April 21, 2008, entitles you to one vote on each matter to be voted on at the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all three nominees for director, “For” the Amended and Restated 2007 Equity Incentive Plan, and “For” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2008. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on both Proposals 1 and 3 even if it does not receive instructions from you. However, they do not have the authority to vote on Proposal 2 because brokers do not have discretionary voting authority on this matter. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person if you are a stockholder of record. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the approval of the Amended and Restated 2007 Equity Incentive Plan; and

•	“FOR” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2008.

If any other matter is properly presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted as voting on the matter for purposes of electing directors. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Amended and Restated 2007 Equity Incentive Plan	The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amended and Restated 2007 Equity Incentive Plan. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If the broker does not receive instructions on this Proposal 2, the broker non-votes will have the effect of vote against this Proposal 2. Our Board of Directors has approved the Amended and Restated 2007 Equity Incentive Plan and believes it is in the best interest of the stockholders to approve it.

Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, our Board of Directors believes it is advisable to give stockholders the opportunity to ratify this selection. If our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, the Audit Committee of our Board of Directors will reconsider its selection.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Shares represented by abstentions and broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock and Transfer and our legal counsel examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2008.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company on or before February 10, 2009. If you wish to submit a proposal to be presented at the 2009 Annual Meeting of Stockholders but which will not be included in the Company’s proxy materials, your proposal must be submitted in writing and in conformance with our By-laws to Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512 Attn: Secretary no earlier than December 26, 2008 and no later than January 25, 2009. You are advised to review our By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Attending the Annual Meeting

The Annual Meeting will be held at the Princeton Marriott Hotel & Conference Center at Forrestal, 100 College Road, Princeton, New Jersey on Tuesday, June 10, 2008 at 10:00 a.m. Eastern Daylight Time. When you arrive at the Princeton Marriott Hotel & Conference Center at Forrestal, signs will direct you to the appropriate meeting rooms. You are not required to attend the Annual Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2008 for (a) the executive officers named in the Summary Compensation Table contained in this Proxy Statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

We deem shares of Common Stock that may be acquired by an individual or group within 60 days of March 31, 2008 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 22,491,356 shares of Common Stock outstanding on March 31, 2008.

		Percentage
		of Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Owned	Owned

5% Stockholders
Entities affiliated with New Enterprise Associates(1)	4,513,582	20.1%
1119 St. Paul Street Baltimore, MD 21202
Entities affiliated with Frazier Healthcare Ventures(2)	3,520,678	15.7%
601 Union, Two Union Square, Suite 3200 Seattle, WA 98101
Entities affiliated with Prospect Venture Partners II, L.P.(3)	2,240,752	10.0%
435 Tasso Street, Suite 200 Palo Alto, CA 94301
Entities affiliated with CHL Medical Partners(4)	2,108,554	9.4%
1055 Washington Boulevard, 6th Floor Stamford, CT 06901
Entities affiliated with Canaan Partners(5)	2,050,790	9.1%
285 Riverside Avenue, Suite 250 Westport, CT 06880
Entities affiliated with Quaker BioVentures(6)	1,419,762	6.3%
Cira Center 2929 Arch Street Philadelphia, PA 19104-2868
Entities affiliates with Baker Brothers Life Sciences, L.P.	1,378,662	6.1%
667 Madison Avenue, 17th Floor New York, NY 10065

		Percentage
		of Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Owned	Owned

Executive Officers and Directors
John F. Crowley(8)	546,701	2.4%
David Palling, Ph.D.(9)	93,274	*
Matthew R. Patterson(10)	158,638	*
Gregory P. Licholai, M.D.(11)	80,778	*
James E. Dentzer(12)	69,306	*
S. Nicole Schaeffer(13)	44,648	*
David Lockhart, Ph.D.(14)	102,083	*
Bradley L. Campbell(15)	13,603	*
Andrew Shenker, M.D., Ph.D	—	*
John Kirk	—	*
Geoffrey P. Gilmore	—	*
Donald J. Hayden, Jr.(16)	59,440	*
Alexander E. Barkas, Ph.D.(3)	2,240,752	10.0%
Michael G. Raab(1)	4,513,029	20.1%
James N. Topper, M.D., Ph.D.(2)	3,520,678	15.7%
Glenn P. Sblendorio(17)	14,333	*
Stephen Bloch, M.D.(18)	2,050,790	9.1%
Gregory M Weinhoff, M.D.(19)	2,108,554	9.4%
P. Sherrill Neff(6)	1,419,762	6.3%
All directors and executive officers as a group (19 persons)(20)	18,415,031	81.9%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)	Consists of 3,659,157 shares held of record by New Enterprise Associates 11, Limited Partnership, 2,689 shares held of record by NEA Ventures 2004, Limited Partnership, and 821,736 shares held of record by New Enterprise Associates 9, Limited Partnership. Voting and investment power over the shares held by NEA Ventures 2004, Limited Partnership is exercised by J. Daniel Moore, its general partner. Voting and investment power over the shares held by New Enterprise Associates 9, Limited Partnership is exercised by NEA Partners 9, Limited Partnership, its general partner. The individual general partners of NEA Partners 9, Limited Partnership are C. Richard Kramlich, Peter J. Barris, Charles W. Newhall, III, Mark W. Perry and John M. Nehra. Voting and investment power over the shares held by New Enterprise Associates 11, Limited Partnership is exercised by NEA Partners 11, Limited Partnership, its general partner. The general partner of NEA Partners 11, Limited Partnership is NEA 11 GP, LLC. The individual managers of NEA 11 GP, LLC are C. Richard Kramlich, Peter J. Barris, Charles W. Newhall, III, Mark W. Perry, Scott D. Sandell, Eugene A. Trainor, III, Charles M. Linehan, Ryan D. Drant, Krishna “Kittu” Kolluri and M. James Barrett. Mr. Raab is a partner of New Enterprise Associates but does not have voting or dispositive power with respect to the shares held by New Enterprise Associates 11, Limited Partnership, New Enterprise Associates 9, Limited Partnership or NEA Ventures 2004, Limited Partnership. Mr. Raab and each of the aforementioned indirect holders of the shares held by New Enterprise Associates 11, Limited Partnership, New Enterprise Associates 9, Limited Partnership and NEA Ventures 2004, Limited Partnership disclaims beneficial ownership of such shares except to the extent of their respective pecuniary interest therein, if any.

(2)	Consists of 2,586,886 shares held of record by Frazier Healthcare IV, L.P., 13,128 shares held of record by Frazier Affiliates IV, L.P. and 920,664 shares held of record by Frazier Affiliates V, L.P. Dr. Topper, a member of our Board of Directors, holds the title of General Partner with Frazier Healthcare Ventures. In that capacity he shares voting and investment power for the shares held by both Frazier Healthcare IV, L.P. and Frazier

Affiliates IV, L.P. Dr. Topper disclaims beneficial ownership of the shares held by entities affiliated with Frazier Healthcare Ventures, except to the extent of any pecuniary interest therein.

(3)	Consists of 2,207,144 shares held of record by Prospect Venture Partners II, L.P., and 33,608 shares held of record by Prospect Associates II, L.P. Dr. Barkas, a member of our Board of Directors and a Managing Member of the General Partner of both Prospect Venture Partners II, L.P. and Prospect Associates II, L.P., disclaims beneficial ownership of the shares held by entities affiliated with Prospect Venture Partners II, L.P. except, to the extent of any pecuniary interest therein.

(4)	Consists of 1,975,455 shares held of record by CHL Medical Partners II, L.P. and 133,099 shares held of record by CHL Medical Partners II Side Fund, L.P. Voting and investment power over the shares held by each of the partnerships constituting CHL Medical Partners is exercised by Collinson Howe & Lennox II, L.L.C. in its role as general partner and investment advisor to the partnerships. The members of Collinson Howe & Lennox II, L.L.C. are Jeffrey J. Collinson, Myles D. Greenberg, Timothy F. Howe, Ronald W. Lennox, and Gregory M. Weinhoff, a member of our Board of Directors. Each of these members disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein.

(5)	Consists of 1,976,967 shares held of record by Canaan Equity III, L.P., and 73,823 shares held of record by Canaan Equity III Entrepreneurs, LLC. Canaan Equity Partners III, LLC, the sole general partner of Canaan Equity III, L.P. and sole manager of Canaan Equity III Entrepreneurs, LLC, has sole voting and disposition power over these shares. The Managers of Canaan Equity Partners, III, LLC are John V. Balen, Stephen L. Green, Deepak Kamra, Gregory Kopchinsly, Seth A. Rudnick, Guy M. Russo and Eric A. Young. Dr. Bloch, a member of our Board of Directors, is a member of Canaan Equity Partners III, LLC. Dr. Bloch does not have sole or shared voting or disposition power over these shares.

(6)	Consists of 1,064,822 shares held of record by Quaker BioVentures, L.P. and 354,940 shares held of record by Garden State Life Sciences Venture Fund, L.P. Mr. Neff, a member of our Board of Directors and a Member of the General Partner of both Quaker BioVentures, L.P., and Garden State Life Sciences Venture Fund, L.P. disclaims beneficial ownership of the shares held by entities affiliated with Quaker BioVentures, except to the extent of any pecuniary interest therein.

(7)	Consists of 2,611 shares held of record by Baker Bros. Investments II, L.P., 340,666 shares held of record by Baker Biotech Fund I, L.P., 998,436 shares held of record by Baker Brothers Life Sciences, L.P., 31,739 shares held of record by 14159, L.P. and 5,210 shares held of record by Baker/Tisch Investments, L.P.

(8)	Consists of 351,299 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 195,402 shares held of record. Includes 78,736 shares held of record by John F. Crowley, 13,333 shares held of record by MPAJ, LLC, for which Mr. Crowley has sole voting and dispositive power, 45,000 shares held of record by Aileen A. Crowley 2007 Grantor Retained Annuity Trust, and 58,333 shares held of record by John F. Crowley 2007 Grantor Retained Annuity Trust. Mr. Crowley is the sole trustee of the John F. Crowley 2007 Grantor Retained Annuity Trust and exercises voting and investment power over its shares. Mr. Crowley disclaims beneficial ownership of the shares held by the Aileen A. Crowley 2007 Grantor Retained Annuity Trust.

(9)	Consists of 43,242 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 50,032 shares held of record.

(10)	Consists of 82,189 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 76,449 shares held of record.

(11)	Consists of 73,960 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 6,818 shares held of record. Includes 6,666 shares held of record by the Gregory P. Licholai 2006 Grantor Retained Annuity Trust, for which Mr. Licholai has sole voting and dispositive power.

(12)	Consists of 33,051 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008 and 36,255 shares subject to forfeiture under a restricted stock agreement. In order to satisfy certain tax withholding obligations, Mr. Dentzer surrenders a portion of his vested shares on each vesting date.

(13)	Consists of 31,853 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 12,795 shares held of record.

(14)	Consists of 102,083 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008.

(15)	Consists of 13,603 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008.

(16)	Consists of 59,440 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008.

(17)	Consists of 13,333 shares granted under a restricted stock agreement and 1,000 shares held of record.

(18)	Consists of shares beneficially owned by entities affiliated with Canaan Partners, as described in footnote (5) above. Dr. Bloch does not have sole or shared voting or dispositive power over shares owned by entities affiliated with Canaan Partners. Dr. Bloch disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(19)	Consists of shares beneficially owned by entities affiliated with CHL Medical Partners, as described in footnote (4) above. Dr. Weinhoff, a member of our Board of Directors and a member of the general partner of both CHL Medical Partners II, L.P. and CHL Medical Partners II Side Fund, L.P., disclaims beneficial ownership of the shares held by entities affiliated with CHL Medical Partners, except to the extent of any pecuniary interest therein.

(20)	Consists of 790,720 total shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2008, and 22,491,356 total shares held of record.

MANAGEMENT

The Board of Directors

Our Restated Certificate of Incorporation and Restated By-laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board of Directors currently consists of nine members, divided into three classes as follows:

•	The Class I directors are Drs. Barkas and Bloch, and Mr. Neff, and their term will expire at the 2008 Annual Meeting of Stockholders;

•	The Class II directors are Drs. Topper and Weinhoff, and Mr. Hayden, and their term will expire at the annual meeting of stockholders to be held in 2009; and

•	The Class III directors are Messrs. Crowley, Raab, and Sblendorio, and their term will expire at the annual meeting of stockholders to be held in 2010.

On April 22, 2008, our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, voted to nominate Alexander E. Barkas, Stephen Bloch and P. Sherrill Neff for re-election as Class I directors at the 2008 Annual Meeting for a term of three years to serve until the 2011 Annual Meeting of stockholders, and until their respective successors have been elected and qualified.

Our Restated Certificate of Incorporation and Restated By-laws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Our Board of Directors has authorized that the size of the Board be set at nine members.

Set forth below are the names of the directors, nominees and our other directors whose terms do not expire this year, their ages as of April 25, 2008, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships:

Name	Age	Position

John F. Crowley	41	President and Chief Executive Officer and Director
Donald J. Hayden(3)	52	Chairman and Director
Alexander E. Barkas, Ph.D.(3)	60	Director
Michael G. Raab(1)(3)	43	Director
Glenn P. Sblendorio(2)	52	Director
Stephen Bloch, M.D.(2)	46	Director
James N. Topper, M.D., Ph.D.(1)	46	Director
Gregory M. Weinhoff, M.D.(2)	37	Director
P. Sherrill Neff(1)	56	Director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating/Corporate Governance Committee.

The following is a brief summary of the background of each of our directors:

John F. Crowley has served as President and Chief Executive Officer since January 2005, and has also served as a Director of Amicus since August 2004, with the exception of the period from September 2006 to March 2007 when he was not an officer or director of Amicus while he was in active duty service in the United States Navy (Reserve). He was President and Chief Executive Officer of Orexigen Therapeutics, Inc. from September 2003 to December 2004. Mr. Crowley was President and Chief Executive Officer of Novazyme Pharmaceuticals, Inc., from March 2000 until that company was acquired by Genzyme Corporation in September 2001; thereafter he served as Senior Vice President of Genzyme Therapeutics until December 2002. Mr. Crowley received a B.S. degree in

Foreign Service from Georgetown University’s School of Foreign Service, a J.D. from the University of Notre Dame Law School, and an M.B.A. from Harvard Business School.

Donald J. Hayden, Jr. has served as Chairman since March 2006 and from September 2006 until March 2007 he served as Interim President and Chief Executive Officer. From 1991 to 2005, he held several executive positions with Bristol-Myers Squibb Company, most recently serving as Executive Vice President and President, Americas. Mr. Hayden holds a B.A. from Harvard University and an M.B.A. from Indiana University.

Alexander E. Barkas, Ph.D., has served as a member of our Board of Directors since 2004. Since 1997, Dr. Barkas has been a co-founder and served as a managing member of the general partner of a series of Prospect Venture Partners’ funds. Dr. Barkas serves as the chairman of the Board of Directors of two publicly-held biotechnology companies, Geron Corporation and Tercica, Inc., and as a director of several private biotechnology and medical device companies. He holds a B.A. from Brandeis University and a Ph.D. from New York University.

Michael G. Raab has served as a member of our Board of Directors since 2004. Mr. Raab has served as a partner of New Enterprise Associates since June 2002. From 1999 to 2002, he was a Senior Vice President, Therapeutics and General Manager, Renagel® at Genzyme Corporation. Mr. Raab is a director of Novacea, Inc. Mr. Raab holds a B.A. from DePauw University.

Glenn P. Sblendorio has served as a member of our Board of Directors since June 2006. Mr. Sblendorio has served as Chief Financial Officer and Executive Vice President of The Medicines Company since March 2006. Prior to joining The Medicines Company, Mr. Sblendorio was Executive Vice President and Chief Financial Officer of Eyetech Pharmaceuticals, Inc. from February 2002 until it was acquired by OSI Pharmaceuticals, Inc. in November 2005. From July 2000 to February 2002, Mr. Sblendorio served as Senior Vice President of Business Development at The Medicines Company. Mr. Sblendorio received his B.B.A. from Pace University and his M.B.A. from Fairleigh Dickinson University.

James N. Topper, M.D., Ph.D., has served as a member of our Board of Directors since 2004. Dr. Topper has been a partner with Frazier Healthcare Ventures since August 2003, holding the position of General Partner since 2004. Prior to joining Frazier Healthcare, he served as Head of the Cardiovascular Research and Development Division of Millennium Pharmaceuticals and ran Millennium San Francisco (formerly COR Therapeutics) from 2002 until 2003. Prior to the merger of COR and Millennium in 2002, Dr. Topper served as the Vice President of Biology at COR from August 1999 to February 2002. He holds an appointment as a Clinical Assistant Professor of Medicine at Stanford University and as a Cardiology Consultant to the Palo Alto Veterans Administration Hospital. Dr. Topper currently serves on the Board of La Jolla Pharmaceutical Company. Dr. Topper holds an M.D. and a Ph.D. in Biophysics from Stanford University School of Medicine.

Stephen Bloch, M.D., has served as a member of our Board of Directors since 2004. He has served as a venture partner at Canaan Partners since June 2002. Prior to joining Canaan, Dr. Bloch founded and served as the Chief Executive Officer of Radiology Management Sciences, a risk manager of diagnostic imaging services for health plans and provider networks, from 1995 to 2002. Dr. Bloch received his M.D. from the University of Rochester. He also received a M.A. in history of science from Harvard University and an A.B. degree in history from Dartmouth College.

Gregory M. Weinhoff, M.D. has served as a member of our Board of Directors since our inception. Since 2001, Dr. Weinhoff has served as a Member of Collinson Howe & Lennox II, L.L.C., the general partner of CHL Medical Partners II, L.P. Dr. Weinhoff served as our founding Chief Executive Officer from inception until October 2002. From 2000 to 2001, Dr. Weinhoff was a Senior Associate at Whitney & Co. Dr. Weinhoff holds an A.B. degree from Harvard College, an M.D. degree from Harvard Medical School and an M.B.A. degree from Harvard Business School.

P. Sherrill Neff has served as a member of our Board of Directors since 2005. Mr. Neff is a founding partner of Quaker BioVentures, L.P. and has been with the firm since 2002. Prior to forming Quaker BioVentures, L.P., he was President, Chief Operating Officer, and a director of Neose Technologies, Inc. from 1994 to 2002. Mr. Neff has also previously served as the Senior Vice President, Corporate Development at U.S. Healthcare, Managing Director of Alex, Brown & Son and a corporate attorney at Morgan, Lewis & Bockius. Mr. Neff currently sits on the Board of

Resource Capital Corporation. Mr. Neff is a graduate of Wesleyan University and the University of Michigan Law School.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Amicus, either directly or indirectly. Based on this review, the Board has determined that the following directors are “independent directors” as defined by the rules and regulations of The Nasdaq Stock Market: Messrs. Hayden, Neff, Raab and Sblendorio, and Drs. Barkas, Bloch, Topper and Weinhoff.

Committees of the Board of Directors and Meetings

Our Board of Directors has an audit committee, a compensation committee, and a nominating and governance committee, each of which has the composition and responsibilities described below.

Audit Committee.  Our Audit Committee met eight times during 2007. The current members of our Audit Committee are Mr. Sblendorio and Drs. Bloch and Weinhoff. Our Board has also determined that Mr. Sblendorio is an audit committee financial expert within the meaning of Item 7 (d) (3) (iv) of Schedule 14A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and has “Accounting or related financial management expertise” within the meaning of the rules and regulation of the Nasdaq Stock Market. Our Audit Committee was established in accordance with Section 3(a)(58) of the Exchange Act. Our Audit Committee assists our Board of Directors in its oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm.

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the Audit Committee report required by SEC rules.

All audit and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

The Nasdaq Stock Market rules require that all members of the audit committee be independent directors, as defined by the rules of The Nasdaq Stock Market and the SEC. Our Board of Directors has determined that all the members of the Audit Committee satisfy the independence requirements for service on the Audit Committee.

A copy of the Audit Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Compensation Committee.  Our Compensation Committee met eight times during 2007. Messrs. Neff and Raab and Dr. Topper are the members of our Compensation Committee. Mr. Neff is the chair of the Committee. Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. In addition to the assistance provided by Amicus’ Vice President of Human Resources in the fourth quarter of 2007, the Committee retained Watson Wyatt Worldwide (Watson Wyatt) as outside advisors to the Committee. Watson Wyatt reports directly to the Committee and provides guidance on matters including trends in executive and non-employee director compensation, the development of certain executive compensation programs and other matters as directed by the Committee. Watson Wyatt does not provide any other services to Amicus.

Our Compensation Committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing the evaluation of performance of our senior executives;

•	overseeing and administering, and making recommendations to our Board of Directors with respect to our cash and equity incentive plans;

•	reviewing and approving potential executive and senior management succession plans; and

•	reviewing and approving non-routine employment agreements, severance agreements and change in control agreements.

We believe that the composition of our Compensation Committee meets the requirements for independence under the rules and regulations of the Nasdaq Stock Market.

A copy of the Compensation Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers, is included below in the section entitled “Compensation Discussion and Analysis.”

Please also see the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

Nominating and Governance Committee.  Our Nominating and Governance Committee met once during 2007. Messrs. Hayden, Barkas and Raab are the members of our Nominating and Corporate Governance Committee. Mr. Hayden chairs the Committee.

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each of the Board of Director’s Committees;

•	conducting searches for appropriate directors;

•	reviewing the size, composition and structure of our Board of Directors;

•	developing and recommending to our Board of Directors corporate governance principles;

•	overseeing a periodic self-evaluation of our Board of Directors and any Board committees; and

•	overseeing compensation and benefits for directors and Board committee members.

We believe that the composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the Nasdaq Stock Market.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Policies Governing Director Nominations

Director Qualifications.  Our Nominating and Corporate Governance Committee is responsible for reviewing with the directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board in the context of the needs of the business and the composition of the Board. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	the ability to exercise sound business judgment;

•	substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; and

•	to devote the time and effort necessary to fulfill their responsibilities to the Company.

The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the Board, such as an understanding of and experience in technology, accounting, governance, finance or marketing and whether the nominee has leadership experience with public companies or other sophisticated and complex organizations.

Process for Identifying and Evaluating Director Nominees.  Our Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. Although the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders, the Committee believes that the process it uses to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Company’s mission. The Committee may identify nominees through the use of professional search firms that may utilize proprietary screening techniques to match candidates to the Committee’s specified qualifications. The Committee may also receive recommendations from existing directors, executive officers, key business partners, and trade or industry affiliations. The Committee will evaluate nominations at regular or special meetings, and in evaluating nominations, will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above under “Director Qualifications.” The Board itself is ultimately responsible for recommending candidates for election to the stockholders or for appointing individuals to fulfill a vacancy.

In 2007, we did not employ a search firm or pay fees any third party to either search for or evaluate Board nominee candidates.

Procedures for Recommendation of Director Nominees by Stockholders.  The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth above under “Director Qualifications.” Any stockholder recommendations of director nominees proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed in writing to the Committee, care of: Amicus Therapeutics Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512, Attention: Secretary. In addition, our By-laws permit stockholders to nominate directors for consideration at an annual stockholder meeting in accordance with certain procedures described in this Proxy Statement under the heading “Stockholder Proposals and Nominations for Director.”

Meeting Attendance.  During the year ended December 31, 2007, there were 15 meetings of our Board of Directors, and the various committees of the Board met a total of 17 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during 2007. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each Annual Meeting of our Stockholders.

Compensation Committee Interlocks and Insider Participation.  None of our executive officers serves as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee has ever been our employee.

Stockholder Communications to the Board

Any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board c/o Amicus Therapeutics, Inc. at 6 Cedar Brook Drive, Cranbury, NJ 08512. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

Executive Officers

The following is a brief summary of the background of each of our executive officers:

John F. Crowley, 41, has served as President and Chief Executive Officer since January 2005, and has also served as a Director of Amicus since August 2004, with the exception of the period from September 2006 to March 2007 when he was not an officer or director of Amicus while he was in active duty service in the United States Navy (Reserve). He was President and Chief Executive Officer of Orexigen Therapeutics, Inc. from September 2003 to December 2004. Mr. Crowley was President and Chief Executive Officer of Novazyme Pharmaceuticals, Inc., from March 2000 until that company was acquired by Genzyme Corporation in September 2001; thereafter he served as Senior Vice President of Genzyme Therapeutics until December 2002. Mr. Crowley received a B.S. degree in Foreign Service from Georgetown University’s School of Foreign Service, a J.D. from the University of Notre Dame Law School, and an M.B.A. from Harvard Business School.

Matthew R. Patterson,36, has served as Chief Operating Officer since September 2006. From December 2004 to September 2006 he served as Chief Business Officer. From 1998-2004, Mr. Patterson worked at BioMarin Pharmaceuticals Inc. where he was Vice President, Regulatory and Government Affairs from 2001 to 2003 and later Vice President, Commercial Planning from 2003-2004. From 1993-1998, Mr. Patterson worked at Genzyme Corporation in Regulatory Affairs and Manufacturing. Mr. Patterson received a B.A. in Biochemistry from Bowdoin College.

James E. Dentzer, 41, has served as Chief Financial Officer since October 2006. From November 2003 to October 2006, Mr. Dentzer was Corporate Controller at Biogen Idec Inc. From 2001 until the 2003 merger of Biogen, Inc. and IDEC Pharmaceuticals Corporation, Mr. Dentzer served as Corporate Controller of Biogen, Inc. Prior to that, he served in a variety of financial positions at E. I. du Pont de Nemours and Company, most recently as Chief Financial Officer of DuPont Flooring Systems. Mr. Dentzer received his B.A. from Boston College and his M.B.A. from the University of Chicago.

David J. Lockhart, Ph.D., 46, has served as Chief Scientific Officer since January 2006. Prior to joining Amicus, Dr. Lockhart served as President, Chief Scientific Officer and co-founder of Ambit Biosciences, a biotechnology company specializing in small molecule kinase inhibitors, from March 2001 to July 2005. Dr. Lockhart served as a consultant to Ambit Biosciences from August 2000 to March 2001, and as a visiting scholar at the Salk Institute for Biological Studies from October 2000 to March 2001. Prior to that, Dr. Lockhart served in various positions, including Vice President of Genomics Research at Affymetrix, and was the Director of Genomics at the Genomics Institute of the Novartis Research Foundation from February 1999 to July 2000. He received his Ph.D. from Stanford University and was a post-doctoral fellow at the Whitehead Institute for Biomedical Research at the Massachusetts Institute of Technology.

David Palling, Ph.D., 54, has served as Senior Vice President, Drug Development, since August, 2002. From September 1998 until August, 2002, Dr. Palling was with Johnson & Johnson, most recently serving as Vice President of Worldwide Assay Research and Development at Ortho Clinical Diagnostics, a subsidiary of Johnson & Johnson. Dr. Palling received B.Sc. and Ph.D. degrees in Chemistry from the University of London, King’s College, and conducted post-doctoral research in Biochemistry at Brandeis University.

Gregory P. Licholai, M.D., 43, has served as Vice President, Medical Affairs since January 2005. From November 2002 to December 2004, Dr. Licholai was with Domain Associates, a venture capital firm. From September 2000 to November 2002, he was director of Ventures and Business Associates for Medtronic Neurological, a division of Medtronic, Inc. Dr. Licholai received his B.A. from Boston College and completed Pre-

Medical studies at Columbia University, his M.D. from Yale Medical School and his M.B.A. from Harvard Business School.

S. Nicole Schaeffer, 40, has served as Vice President, Human Resources and Leadership Development since March 2005. From 2001 to 2004, she served as Senior Director, Human Resources, for three portfolio companies of Flagship Ventures, a venture capital firm, and in that capacity she managed human resources for three life sciences companies. Ms. Schaeffer received her B.A. from the University of Rochester and her M.B.A. from Boston University.

Bradley L. Campbell, 32, has served as Vice President, Business Planning since May 2007. From April 2006 until May 2007, he served as Senior Director, Business Development. From 2002 until 2006, Mr. Campbell served as Senior Product Manager and later Business Director of CV Gene Therapy at Genzyme Corporation. Mr. Campbell received his B.A. from Duke University and his M.B.A. from Harvard Business School.

John R. Kirk, 51, has served as Vice President, Regulatory Affairs since January 1, 2008. Prior to joining Amicus, Mr. Kirk served as Executive Director, Regulatory Affairs at Aegerion Pharmaceuticals. From 2003 to 2007, Mr. Kirk held positions of increasing responsibility with Esperion Therapeutics which was acquired during this time by Pfizer. From 2000 to 2002, Mr. Kirk was Director, Worldwide Regulatory Affairs for Pfizer Global Research and Development. From 1988 to 2000, Mr. Kirk held various Regulatory positions with Parke-Davis Pharmaceutical Research. Mr. Kirk holds both his M.S. and B.S. from Wright State University in Ohio.

Andrew Shenker M.D., Ph.D., 53, has served as Vice President, Clinical Research since December 2007. From 2002 to 2007, Dr. Shenker was with Bristol-Myers Squibb where he served most recently as Medical Director in the Clinical Discovery Group. From 1995 to 2002, Dr. Shenker was Assistant Professor of Pediatrics, Molecular Pharmacology and Biological Chemistry at Northwestern University Medical School. Dr. Shenker obtained his Ph.D. in pharmacology and M.D. from the Mount Sinai School of Medicine in NYC, completed his internship and residency in Pediatrics at the Johns Hopkins Hospital and was a post-doctoral fellow at the National Institutes of Health.

Geoffrey P. Gilmore, 42, has served as Senior Vice President, General Counsel and Secretary since March 2008. Prior to joining Amicus, from 2003 to 2008, Mr. Gilmore was in the Law Department at Bristol-Myers Squibb Company, where most recently he served as Vice President and Senior Counsel. From 2002 to 2003, Mr. Gilmore was a Senior Attorney at Wyeth Pharmaceuticals. From 1997 to 2002, Mr. Gilmore held various positions in the law department of Bristol Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Gilmore was an associate with the law firms, Ballard Spahr Andrews & Ingersoll, LLP, where he practiced in the Business and Finance Group, and Montgomery, McCracken, Walker & Rhoads, LLP, where he practiced in the Corporate & Securities Group. Mr. Gilmore received his B.A. from Franklin and Marshall College, and his J.D. from University of Michigan Law School.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives.

We describe our executive compensation program below and provide an analysis of the compensation paid and earned in 2007 by our “named executive officers” — our President and Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers, as well as our interim President and Chief Executive Officer, who stepped down from serving in that capacity in 2007. In 2007, our named executive officers were Messrs. Crowley, Hayden, Dentzer, Patterson, Lockhart and Dr. Licholai.

Objectives and Philosophy of Executive Compensation

Amicus is a clinical stage biopharmaceutical company focused on the discovery, development and commercialization of a new class of small molecule, orally administered drugs to treat a range of human genetic diseases. We operate in an extremely competitive, rapidly changing and heavily regulated industry. We believe that the skill, talent and dedication of our executive officers and other executives are critical factors affecting our long-term success. Therefore, our compensation program for our executive officers, including our named executive officers, is designed to attract, retain and motivate the best possible executive talent. Utilizing a pay-for-performance compensation philosophy we have designed a program that provides the ability to differentiate the total compensation mix of our named executive officers based on their demonstrated performance and their potential to contribute to our long-term success.

Our compensation philosophy is to:

•	provide our executives a competitive total compensation opportunity relative to the organizations with which we compete for executive talent;

•	attract and retain individuals of superior ability and managerial talent who can successfully perform and succeed in our environment;

•	increase the incentive to achieve key strategic and financial performance measures by linking compensation opportunities to the achievement of both corporate and individual performance goals in these areas; and

•	deliver pay in a cost efficient manner that aligns employees’ compensation with shareholders’ long term interests.

In order to meet the objectives of our compensation philosophy we maintain a robust goal setting and performance management program. Corporate objectives are established at the beginning of each year and are the basis for determining corporate performance for the year. Key strategic corporate, financial and operational goals that are established by our Board of Directors include:

•	clinical trial progress;

•	pre-clinical drug development;

•	continued intellectual property development; and

•	implementation of appropriate financing or business development strategies.

We also maintain a robust individual goal setting process that serves as the basis for individual performance measurement at the end of the calendar year. Our compensation program is designed to reward the accomplishment of our corporate and individual goals in a manner consistent with the Company’s values. Both results and how the results are attainted are critically important. Our executives are evaluated and reviewed on the basis of achievement of results relative to their pre-established goals, as well as demonstrated competencies and behavioral attributes.

Compensation Program Elements and Pay Level Determination

Each year, the Compensation Committee reviews and determines base salaries, annual incentive and long term incentive awards for all executive officers. For 2007, the base salaries, annual cash incentives and long term incentive awards determination for all named executive officers, including our chief executive officer were approved by our independent (non-employee) directors.

As part of this evaluation process, the Chief Executive Officer and the Vice President of Human Resources present to the Compensation Committee, a detailed individual assessment of each executive officer’s performance excluding his own over the prior year, as well as the recommended compensation action for each named executive officer. The results of the named executive officer’s performance are a determination by the supervisor and Chief Executive Officer with input from other peers, and direct reports as appropriate. The Chief Executive Officer’s performance is assessed by all independent directors.

Individual goals and objectives are established at the beginning of each year and are critical to ensuring that our compensation program rewards each executive based on his or her success relative to the specific goals for his or her role. All employees participate in annual goal setting as well as mid year and annual performance reviews.

Compensation decisions for 2007 were determined using a methodology in place prior to our initial public offering and reflected the Company’s overall stage of development at the time and its status as a privately held Company.

To understand external competitiveness for 2007, the Compensation Committee reviewed market information from companies of similar size and stage of development operating in the biotechnology industry. For comparison purposes in 2007, we utilized market data for companies between 50 and 149 employees. In particular, data was obtained from Radford Biotechnology Surveys, prepared by AON Consulting, Inc. The Compensation Committee considered all the information presented (including external competitiveness, the performance review, Company performance and internal equity) and applied its collective knowledge and discretion to determine the compensation for each named executive officer.

In 2007, Amicus Therapeutics targeted its base salary and bonus compensation within the 45th to 75th percentile of a broad set of companies from the Radford Life Science Survey. As a privately held company at the commencement of 2007, a greater emphasis was placed upon the award of stock options within the total compensation mix. Actual compensation levels for each named executive officer depend on factors such as individual performance, Company performance, skills/capabilities, overall impact/contribution, experience in position, criticality of position and internal equity. Mr. Crowley’s compensation was above the target range.

In 2008, the Compensation Committee, with the help of its independent executive compensation consultant, Watson Wyatt, established a peer group to better align target compensation with competitive data. This peer group, along with a broader set of companies from the Radford Life Science Survey from which executive compensation data were compiled and analyzed, served to assist the Committee for 2008 executive compensation decisions.

Our peer group which is listed below was selected by the Compensation Committee, taking into account the advice of Watson Wyatt, through a robust screening process that considered publicly traded U.S. biopharmaceutical companies that were similar to Amicus in size and business operating model and operate in geographic locations that generally have similar pay levels. The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies of similar size and business model.

ACADIA Pharmaceuticals	ARIAD Pharmaceuticals	Tercica
Acorda Therapeutics	Pharmasset	Theravance
Affymax	Rigel Pharmaceuticals	Xoma Limited
Alnylam Pharmaceuticals	Sirtris Pharmaceuticals
Altus Pharmaceuticals	Synta Phrmaceuticals

Elements of Compensation

Amicus’ executive compensation consists of a number of elements, each of which plays an important role in our pay-for-performance philosophy and in achieving our compensation program objectives. For each element of compensation we target a different position to develop an overall executive compensation program that is competitive with 2007 market data.

Base Salary

Base salaries are paid to our named executive officers to provide a level of compensation that is both competitive with the external market and is commensurate with each employee’s scope of responsibilities, past performance, experience and skills. The salary increase from 2006 to 2007 for our named executive officers averaged 4.08% and ranged from 0% to 6%. The range in increases accounts for the fact that Mr. Crowley as chief executive officer did not receive a base salary increase in 2007. In reviewing competitive market data, the Compensation Committee determined that as a private company, the chief executive officer’s base salary was at an appropriate level. The remaining named executive officers received merit increases based upon the 2006 performance and market data.

Annual Cash Incentive Plan

We maintain an annual cash incentive program to motivate and reward the attainment of annual strategic, operational, financial and individual goals. For all program participants, annual cash incentive opportunities, which are expressed as a percentage of base salary, are targeted within the 50th to 65th percentile of the market. These percentages of base salary are determined by level in the organization accordance with our plan as follows:

Targeted
Bonus % of
Position	Base Salary

Chief Executive Officer	50%
Other Chief Officers	30%
Vice Presidents	25%

The plan provides for an individual multiplier that is determined based upon the individual performance year end rating. The multiplier may typically range from 0% to 120+%. Individual multipliers for 2007 for named executive officers ranged from 100 to 120%.

In addition, the Compensation Committee applies a corporate multiplier based upon a determination of how the Company performed against the previously agreed corporate goals and the other significant corporate activities that occurred during the year. This corporate multiplier may range from 0% to 150%. For 2007, the Compensation Committee recommended a corporate multiplier of 100% and that multiplier was approved by the full Board of Directors.

In reaching its recommendation on the corporate multiplier, the Compensation Committee reviewed the goals and objectives as a whole. The Compensation Committee determined that the Company’s successful completion of the initial public offering and the execution of the License and Collaboration Agreement with Shire Pharmaceuticals Ireland, Ltd., the combination of which significantly reduced financial risk to investors, along with substantial clinical progress in three programs and continued overall scientific progress, more than offset minor areas in which goals were not met completely. As such, the Compensation Committee approved a composite 100% corporate multiplier in recognition of the 2007 achievements.

Individual cash incentive payments equal the product of the Company Multiplier, the Individual Multiplier, the Target Bonus % and the Annual Base Salary. The calculation of the named executive officer’s individual cash incentive payments are summarized in the table below.

	Company	Individual	Target	Base
	Multiplier	Multiplier	Bonus	Salary	Payout
Name and Principal Position	(%)	(%)	(%)	($)	($)

John F. Crowley	100	110	50	$400,000	$220,000
President and Chief Executive Officer
Donald J. Hayden, Jr.	100	110	50	34,615	19,000
Chairman and Interim President and Chief Executive Officer
James E. Dentzer	100	110	30	282,800	93,324
Chief Financial Officer
Matthew R. Patterson	100	105	30	313,500	98,753
Chief Operating Officer
David Lockhart, Ph.D.	100	120	30	296,800	106,848
Chief Scientific Officer
Gregory Licholai, M.D.	100	110	25	233,660	64,257
Vice President, Medical Affairs

Employees who are hired after April 1 of the calendar year are eligible for a prorated bonus based upon date of hire. Employees hired after October 1 of any calendar year are not eligible to receive an annual cash incentive award for that year.

Long-term Incentive Program

We believe that long-term performance will be achieved through an ownership culture that rewards our executives for maximizing shareholder value over time and that aligns the interests of our employees and management with those of stockholders. Our 2007 Equity Incentive Plan, or the 2007 Plan, and our 2002 Equity Incentive Plan, or the 2002 Plan, authorize or authorized us to grant stock options or restricted stock. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We grant an initial stock option award to new employees and performance-based awards as part of our overall compensation program as well as option grants to reflect promotions, as necessary. For the named executives officers (with the exception of Mr. Hayden), our stock option awards vest over a four year period with 25% vesting one year after the vesting commencement date and the remainder vesting ratably each month thereafter in equal installments over a 3-year period subject to continued employment of association with us, and expire ten years after the date of grant. Mr. Hayden was granted stock options during his tenure as interim chief executive officer with a vesting period that correlated with his term as interim chief executive officer.

We expect to continue to use stock options as a long-term incentive vehicle because we believe that:

•	Stock options and the vesting period of stock options attract and retain executives.

•	Stock options are inherently performance based. Because all the value received by the recipient of a stock option is based on the growth of the stock price, stock options enhance the executives’ incentive to increase our stock price and maximize stockholder value.

•	Stock options help to provide a balance to the overall executive compensation program as base salary and our annual performance bonus program focus on short-term compensation, while stock options reward executives for increases in shareholder value over the longer term.

As the Company evolves as an organization, we will continue to explore and evaluate the use of alternative long-term incentives vehicles in combination with stock options.

Initial Stock Option Awards

Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the closing price of our Common Stock on the date of grant, or the first date of employment, whichever date is later. In 2007, the number of shares of the initial stock option award was determined based on the executives’ position with us and analysis of the competitive practices of the companies similar in size to us represented in the compensation data that we review. Our goal is to create a total compensation package for new employees that is competitive with other biotechnology companies and that will enable us to attract high quality people. All stock options awards to our named executive officers and employees are approved by the Compensation Committee.

Annual Stock Option

Our practice is to make annual stock option awards as part of our overall performance management program to those employees who earn a certain threshold of performance rating or above. The Compensation Committee believes that providing additional option grants beyond the initial grant provides management with a strong link to long term corporate performance and the creation of shareholder value.

In 2007, certain named executive officers were award stock options in the amounts indicated in the section entitled “Grants of Plan-Based Awards.” This includes stock options granted company-wide in April 2007, including all named executive officers. All of the stock option awards were subject to our standard four year vesting schedule. The Compensation Committee relied in part on the survey performed by Radford prior to our initial public offering as a reference point to bring our executive compensation packages more in line with those prevailing in the market for companies similar in size and scope as ours prior to our initial public offering.

Restricted Stock

Our 2002 Plan and our 2007 Plan authorize us to grant restricted stock. To date, we granted under our 2002 Plan 13,333 shares of restricted stock to Mr. Sblendorio, our Audit Committee chairman, and 40,000 shares of restricted stock to Mr. Dentzer. While we have no current plans to grant restricted stock under our 2007 Plan, we may choose to do so in order to implement the long-term incentive goals of the Compensation Committee.

Other Compensation

Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our named executive officers, including medical, dental, vision and life insurance coverage. All employees receive Company paid term life insurance equal to two times annual base salary, up to a maximum benefit of $1,000,000.

In 2007, the Company did not provide a Company-match for our 401(k) Plan. Effective January 1, 2008, the Compensation Committee approved the implementation of a Company match for our 401(k) Plan. Executives as all participants are subject to Federal guidelines and plan maximums. We will match $1 for each $1 a participant defers into the plan up to 4%, and will then match $1 for each $2 a participant defers into the plan up to 2% for a total maximum match of 5%.

Our Company is engaged in a highly competitive industry and developing medicines for unique and complicated genetic disorders. As Chief Executive Officer, Mr. Crowley has significant responsibility for leading our Company and managing its progress toward achieving our corporate goals. Mr. Crowley’s compensation reflects this responsibility and takes into account his unique circumstances.

As part of his overall compensation, Mr. Crowley receives significant payments and benefits from the Company related to the healthcare and other associated costs incurred by his family. Specifically, the Company provides Mr. Crowley with two additional compensation components: (1) certain payments pursuant to his employment agreement, and (2) Company-paid premiums for a supplemental health insurance plan. We describe these benefits below.

Employment Agreement Payments:  As outlined in Mr. Crowley’s employment agreement, in 2007 we reimbursed Mr. Crowley the maximum annual amount of $220,000 for medical expenses not covered by any of the Company’s medical insurance plans and made corresponding gross-up payments on behalf of Mr. Crowley to the appropriate federal and state taxing authorities in the amount of $183,078, resulting in an aggregate of $403,078 for the year. These payments were made on a continuous basis during the course of 2007 and we decided to structure the reimbursements into quarterly payments for 2008. Effective January 1, 2008, we modified the agreement to (i) make quarterly payments to Mr. Crowley to cover out-of-pocket healthcare associated expenses incurred by Mr. Crowley and his family, and (ii) make corresponding gross-up payments on behalf of Mr. Crowley on a quarterly basis to the appropriate federal and state taxing authorities. We expect the annual aggregate cost of these collective payments to be approximately $403,000 for 2008.

Additional Health Insurance:  In addition to the basic health insurance plan provided to all employees, we maintain an additional medical insurance plan in which the named executive officers and other executives may participate. As mentioned above, the Company initiated this insurance plan primarily to address significant medical costs incurred by the family of Mr. Crowley. At present, in addition to Mr. Crowley, Mr. Patterson and Dr. Licholai participate and receive benefits under the plan. These executives are entitled to the reimbursement of medical expenses, subject to certain limitations. We continually re-evaluate the levels of benefits currently provided to our executives.

In aggregate for 2007, the Company provided Mr. Crowley with other compensation of $863,206, which included reimbursements of $403,078 under his employment agreement and $460,128 for health insurance premiums for Mr. Crowley’s family. Due to the current trends in health care and health insurance costs and Mr. Crowley’s unique needs, the Company expects the costs of the benefits provided to Mr. Crowley to rise significantly in 2008. As part of its responsibilities, the Compensation Committee intends to monitor these costs and continuously review and assess the total mix and structure of Mr. Crowley’s compensation to ensure that it appropriately reflects the value Mr. Crowley brings to the Company.

Termination Based Change of Control Compensation

Upon termination of employment under certain circumstances, our named executive officers are entitled to receive varying types of compensation. Elements of this compensation may include payments based upon a number of months of base salary, bonus amounts, acceleration of vesting of equity, and health and other similar benefits. We believe that our termination-based compensation and acceleration of vesting of equity arrangements are in line with severance packages offered to named executive officers of other similar companies, including our package for our chief executive officer, based upon the market information we have reviewed. We also have granted severance and acceleration of vesting of equity benefits to our named executive officers in the event of a change of control if the executive is terminated within a certain period of time following the change of control. We believe this “double trigger” requirement maximizes shareholder value because it prevents an unintended windfall to management in the event of a friendly or non-hostile change of control. Under this structure, unvested equity awards would continue to incentivize our executives to remain with the company after a change of control, and more appropriate than a single trigger acceleration mechanism contingent only upon a change of control. The specifics of each named executive officer’s arrangements are described in further detail below.

Compensation for Mr. Hayden

For the period of time from September 2006 to March 2007 in which Mr. Hayden was acting as interim Chief Executive Officer, Mr. Hayden’s base salary and bonus was determined based upon Mr. Crowley’s compensation as Chief Executive Officer. These amounts were prorated for the amount of time commitment to the Company which was approximately two and one half days per week. Mr. Hayden was the Company’s interim Chief Executive Officer during Mr. Crowley’s active duty service in the United States Navy (Reserve).

Executive Compensation

Summary Compensation Table

The following table provides information regarding the compensation that we paid during years 2007 and 2006 to each person serving as our chief executive officer and our chief financial officer and each of our other three most highly compensated executive officers during years 2007 and 2006.

					Stock	Option	All Other
	Fiscal	Salary		Bonus(1)	Awards	Awards(2)	Compensation		Total
Name and Principal Position	Year	($)		($)	($)	($)	($)		($)

John F. Crowley	2007	$400,000		$220,000	$—	$1,329,719	$863,206	(3)	$2,812,925
President and Chief Executive Officer	2006	400,000		210,667	—	876,041	659,963	(4)	2,146,671
Donald J. Hayden, Jr.(5)	2007	119,615	(6)	19,000	—	269,874	—		408,489
Chairman and Interim President and Chief Executive Officer	2006	145,705	(7)	30,000	—	195,463	—		371,168
James E. Dentzer	2007	282,692		93,324	91,500	172,917	—		640,433
Chief Financial Officer	2006	70,000	(8)	84,000	22,875	13,822	299,461	(9)	490,158
Matthew R. Patterson	2007	312,981		98,753	—	259,132	2,115	(10)	672,981
Chief Operating Officer	2006	280,673		65,267	—	114,993	—		460,933
David Lockhart, Ph.D.	2007	296,154		106,848	—	540,051	59,281	(11)	1,002,334
Chief Scientific Officer	2006	280,000		66,547	—	316,375	94,926	(12)	757,848
Gregory Licholai, M.D.	2007	233,660		64,257	—	133,770	3,525	(10)	434,868
Vice President, Medical Affairs	2006	224,675		34,151	—	102,892	—		361,718
Joseph Warusz(13)	2006	48,094		—	—	161,368	124,887		334,349
Vice President, Finance
John M. McAdam(14)	2006	110,000		40,450	—	19,824	—		170,274
Principal Financial Officer

(1)	The 2007 amount represents bonuses earned in 2007 and paid in 2008 while the 2006 amount represents bonuses earned in 2006 and paid in 2007.

(2)	The value of each of the option awards was computed in accordance with FAS 123(R) excluding the consideration of forfeitures. The value of options is earned by the named officer over a four year period. The amount presented represents the value of current and prior year options that were earned during 2006 and 2007, respectively.

(3)	Includes $220,000 of payments made in connection with reimbursements under Mr. Crowley’s employment agreement, $183,078 for corresponding reimbursement of taxes and $460,128 for health insurance premiums for Mr. Crowley’s family.

(4)	Includes $214,440 of payments made in connection with reimbursements under Mr. Crowley’s employment agreement, $188,903 for corresponding reimbursement of taxes and $256,620 for health insurance premiums for Mr. Crowley’s family.

(5)	Mr. Hayden served as interim president and chief executive officer from September 11, 2006 until March 5, 2007.

(6)	This amount includes all compensation paid to Mr. Hayden in 2007 and consists of $34,615 for his service as interim president and chief executive officer from January 1, 2007 until March 5, 2007 and $85,000 for his service as chairman of the Board of Directors.

(7)	This amount includes all compensation paid to Mr. Hayden in 2006 and consists of $61,538 for his service as interim president and chief executive officer from September 11, 2006 until December 31, 2006, $25,000 for consulting services provided from February 28, 2006 to June 27, 2006 and $59,167 for his service as chairman of the Board of Directors.

(8)	Mr. Dentzer began serving as our chief financial officer in October 2006.

(9)	Consists of $199,461 of relocation expenses and a $100,000 signing bonus.

(10)	Represents payments of health insurance premiums.

(11)	Represents $39,690 of relocation expenses $333 for commuting expenses and $19,258 for reimbursement of taxes.

(12)	Includes $20,000 of signing bonus, $31,579 of relocation expenses, $25,550 for commuting expenses and $17,797 for reimbursement of taxes.

(13)	Mr. Warusz’s employment with us ended in March 2006. Other compensation consists of severance and salary continuance payments made to him during 2006 in connection with his departure.

(14)	Mr. McAdam has served as our Controller since March 2006. He also served as our Interim Principal Accounting and Principal Financial Officer from March 2006 to September 2006.

Grants of Plan-Based Awards

The following table presents information concerning grants of plan-based awards to each of the named executive officers during 2007.

		All Other
		Option
		Awards:		Grant
		Number of	Exercise	Date Fair
		Securities	Price of	Value of
		Underlying	Option	Option
		Options(2)	Awards	Awards(1)
Name and Principal Position	Grant Date	(#)	($/Sh)	($)

John F. Crowley	4/25/2007	200,000	$13.425	$1,924,800
President and Chief Executive Officer
Donald J. Hayden, Jr.	4/25/2007	26,667	13.425	256,643
Chairman and Interim President and Chief Executive Officer
James E. Dentzer	4/25/2007	73,334	13.425	705,766
Chief Financial Officer
Matthew R. Patterson	4/25/2007	80,000	13.425	769,920
Chief Operating Officer
David Lockhart, Ph.D.	4/25/2007	100,000	13.425	962,400
Chief Scientific Officer
Gregory Licholai, M.D.	4/25/2007	13,334	13.425	128,326
Vice President, Medical Affairs

(1)	The value of restricted stock and option awards granted to our named executive officers in 2007 was computed in accordance with FAS 123(R) without consideration of forfeitures.

(2)	The option has a term of ten years and vests in accordance with the following schedule: 25% of the total number of shares vest on the first anniversary of the Grant Date and 1/48th of the total number of shares vest on the first day of each calendar month following the grant date.

While our 2007 Equity Incentive Plan authorizes us to grant restricted stock, we did not grant restricted stock during 2007, nor do we currently have plans to grant restricted stock.

Outstanding Equity Awards at Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of December 31, 2007.

	Option Awards					Stock Awards
	Number of	Number of				Number of	Market Value of
	Securities	Securities				Shares or	Shares or
	Underlying	Underlying				Units of	Units of
	Unexercised	Unexercised		Option		Stock	Stock
	Options	Options		Exercise	Option	That Have	That Have
	(#)	(#)		Price	Expiration	Not Vested	Not Vested
Name and Principal Position	Exercisable	Unexercisable		($)	Date	(#)	($)

John F. Crowley	28,710	81,219	(1)	$0.638	1/6/2015	—	$—
President and Chief Executive	12,824	3,666	(1)	0.638	8/17/2014	—	—
Officer	54,166	45,834	(1)	5.325	10/20/2015	—	—
	128,333	151,667	(1)	5.325	2/28/2016	—	—
	—	200,000		13.425	4/25/2017	—	—
Donald J. Hayden, Jr.	30,555	36,112	(1)	5.325	2/28/2016	—	—
Interim President and Chief	13,334	—	(2)	8.175	9/13/2016	—	—
Executive Officer	—	26,667	(1)	13.425	4/25/2017	—	—
James E. Dentzer	9,722	23,612	(1)	8.175	10/2/2016	28,334 (3)	304,591
Chief Financial Officer	—	73,334	(1)	13.425	4/25/2017	—	—
Matthew R. Patterson	8,045	24,136	(1)	0.638	12/15/2014	—	—
Chief Operating Officer	19,861	16,806	(1)	5.325	10/20/2015	—	—
	15,277	18,056	(1)	5.325	2/28/2016	—	—
	—	80,000	(1)	13.425	4/25/2017	—	—
David Lockhart, Ph.D.	45,833	54,167	(1)	5.325	2/28/2016	—	—
Chief Scientific Officer	15,278	18,056	(1)	5.325	2/28/2016	—	—
	—	100,000	(1)	13.425	4/25/2017	—	—
Gregory Licholai, M.D.	33,519	20,118	(1)	0.638	1/3/2015	—	—
Vice President,	14,436	12,231	(1)	5.325	10/20/2015	—	—
Medical Affairs	9,160	10,840	(1)	5.325	2/28/2016	—	—
	—	13,334	(1)	13.425	4/25/2017	—	—

(1)	25% of the total number of shares subject to the option vest at the end of the first year, the remainder vest 1/36th per month thereafter.

(2)	100% vested on March 5, 2007 due to the termination of his service as our Interim President and Chief Executive Officer.

(3)	25% of the total number of shares vests on the first anniversary of the grant date and 1/48th of the total number of shares vest on the first day of each calendar month following the grant date.

Option Exercises and Stock Vested at Year End

The following table presents certain information concerning the exercise of options by each of the named executive officers during the year ended December 31, 2007.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized	Acquired on	Realized
	Exercise	on Exercise	Vesting	on Vesting
Name and Principal Position	(#)	($)	(#)	($)

John F. Crowley	109,907	$1,373,218	—	$—
President and Chief Executive Officer
Donald J. Hayden, Jr.	—	—	—	—
Chairman and Interim President and Chief Executive Officer
James E. Dentzer(1)	—	—	11,666	197,456
Chief Financial Officer
Matthew R. Patterson	32,366	351,883	—	—
Chief Operating Officer
David Lockhart, Ph.D.	—	—	—	—
Chief Scientific Officer

(1)	In order to comply with the minimum statutory federal and Medicare withholding rates, Mr. Dentzer surrendered a portion of his vested shares to Amicus Therapeutics, Inc. Total shares surrendered were 3,085 shares with a value of $52,217.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which is comprised solely of independent directors, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Severance Benefits and Change of Control Arrangements

We have agreed to provide severance benefits and change of control arrangements to our current executives, as described below.

John F. Crowley.  We employ Mr. Crowley as our President and Chief Executive Officer pursuant to an employment agreement. The agreement will continue for successive one-year terms until either Mr. Crowley or we provide written notice of termination to the other in accordance with the terms of the agreement. Upon the termination of his employment by us other than for cause, or if we decide not to extend Mr. Crowley’s agreement at the end of any term, or termination of his employment by him for good reason, Mr. Crowley has the right to receive (i) a severance payment in an amount equal to 18 times his monthly base salary then in effect, payable in accordance with our regular payroll practices, (ii) an additional payment equal to 150% of the target bonus for the year in which the termination occurs, and (iii) continuation of benefits for a comparable period as a result of any such termination. Further, the vesting of all options then held by Mr. Crowley shall accelerate by one year. Mr. Crowley is not entitled to severance payments if we terminate him for cause or if he resigns without good reason. Mr. Crowley is bound by non-disclosure, inventions and non-competition covenants that prohibit him from competing with us during the term of his employment and for one year after termination of employment.

If Mr. Crowley resigns for good reason, we or our successor terminate him without cause, or we decide not to extend his employment agreement at the end of any term, in each case within 3 months prior to, or 12 months following a change of control, then Mr. Crowley has the right to receive a severance payment in an amount equal to 24 times his monthly base salary then in effect, payable in accordance with our regular payroll schedule, as well as an additional payment equal to 200% of the target bonus for the year in which the termination occurs. In addition, Mr. Crowley is entitled to the continuation of benefits for a comparable period as a result of any such termination. Further, the vesting of all options then held by him shall accelerate in full, and all repurchase rights that we may have as to any of his stock will automatically lapse. We believe this “double trigger” requirement maximizes shareholder value because it prevents an unintended windfall to management in the event of a friendly or non-hostile change of control. We believe that the severance package for our chief executive officer is in line with severance packages offered to chief executive officers of comparable companies as represented by compensation data we have reviewed.

Other Named Executive Officers.  We have entered into severance agreements with the following named executive officers: Matthew R. Patterson, James E. Dentzer, David Lockhart and Gregory P. Licholai, M.D. If a named executive officer is terminated without cause, then the executive has the right to receive:

•	six months of base salary following that termination;

•	an amount equal to any bonus paid to such executive in the previous year; and

•	vesting on options or restricted stock awards then held by them will automatically accelerate by six months.

In addition, if any of our named executive officers is terminated other than for cause within six months following certain corporate changes or, if following those changes, the executive resigns for good reason, then the executive has the right to receive:

•	a lump-sum severance payment in an amount equal to 12 times the monthly base salary in effect as of the date of the corporate change;

•	payment of a bonus equal to the bonus earned in the preceding year; and

•	any outstanding unvested stock options or other equity based compensation held by the executive will fully vest (“double trigger” requirement).

Each named executive officer is bound by non-disclosure, inventions transfer, non-solicitation and non-competition covenants that prohibit the executive from competing with us during the term of his or her employment and for 12 months after termination of employment. We believe that the severance packages for our named executive officers are consistent with severance packages offered to named executive officers of comparable companies as represented by compensation data we have reviewed.

Potential Payments Upon Termination Without Cause

The following table sets forth quantitative estimates of the benefits that would have accrued to each of our named executive officers if his employment had been terminated without cause on December 31, 2007. Amounts below reflect potential payments pursuant to the employment agreements for such named executive officers.

				Value of
	Salary		Benefit	Accelerated
	Continuation	Bonus	Continuation	Option Vesting
Name and Principal Position	($)	($)	($)	($)

John F. Crowley	$600,000	$300,000	$2,313,537 (1)	$1,328,865
President and Chief Executive Officer
Donald J. Hayden, Jr.	—	—	—	—
Chairman and Interim President and Chief Executive Officer(2)
James E. Dentzer	141,300	84,000	—	10,730
Chief Financial Officer
Matthew R. Patterson	156,750	65,267	—	169,500
Chief Operating Officer
David Lockhart, Ph.D.	148,400	66,547	—	90,418
Chief Scientific Officer
Gregory Licholai, M.D.	116,830	34,151	—	133,314
Vice President, Medical Affairs

(1)	Benefits to be continued consist of estimated healthcare costs and health insurance premiums for Mr. Crowley’s family.

(2)	Mr. Hayden served as interim president and chief executive officer from September 11, 2006 until March 5, 2007.

Potential Payments Upon Termination Due to Change in Control

The following table sets forth quantitative estimates of the benefits that would have accrued to each of our named executive officers if his employment had been terminated due to constructive termination upon a change in control on December 31, 2007, assuming that such termination occurred within the period beginning on the first day of the calendar month immediately preceding the calendar month in which the effective date of a change in control occured and ended on the last day of the twelfth calendar month following the calendar month in which the effective date of a change in control occurs. Amounts below reflect potential payments pursuant to the amended employment agreements for such named executive officers.

				Value of
	Salary		Benefit	Accelerated
	Continuation	Bonus	Continuation	Equity Vesting
Name and Principal Position	($)	($)	($)	($)

John F. Crowley	$800,000	$400,000	$3,084,716 (1)	$1,929,800
President and Chief Executive Officer
Donald J. Hayden, Jr.	—	—	—	—
Interim President and Chief Executive Officer(2)
James E. Dentzer	282,600	84,000	—	60,801
Chief Financial Officer
Matthew R. Patterson	313,500	65,267	—	433,190
Chief Operating Officer
David Lockhart, Ph.D.	296,800	66,547	—	391,810
Chief Scientific Officer
Gregory Licholai, M.D.	233,660	34,151	—	328,593
Vice President, Medical Affairs

(1)	Benefits to be continued consist of healthcare costs and health insurance premiums for Mr. Crowley’s family.

(2)	Mr. Hayden served as interim president and chief executive officer from September 11, 2006 until March 5, 2007.

Confidential Information and Inventions Agreement

Each of our named executive officers has also entered into a standard form agreement with respect to confidential information and inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and to assign to us any inventions conceived or developed during the course of employment.

Director Compensation

In June 2006, our Board of Directors adopted a compensation program for our non-employee directors, or the Director Compensation Policy. Pursuant to the Director Compensation Policy, each member of our Board of Directors who is not our employee receives the following cash compensation for Board services, as applicable:

•	$45,000 per year for service as chairman;

•	$20,000 per year for service as a Board member;

•	$30,000 per year for service as chairperson of the Audit Committee;

•	$30,000 for service as a financial expert;

•	$20,000 per year each for service as chairperson of the Compensation Committee or the Nominating/Corporate Governance Committee; and

•	$10,000 per year for service as a member of the Audit Committee and $5,000 per year for service as a member of the Compensation Committee or the Nominating/Corporate Governance Committee.

The 2007 Director Option Plan provides that each director shall automatically receive an annual grant of options to purchase 10,000 shares on the date of our Annual Meeting of Stockholders and the grants will vest in full at the next Annual Meeting of Stockholders. The exercise price of each option granted to a non-employee director will be equal to 100% of the fair market value on the date of grant of the shares covered by the option. Options will have a maximum term of 10 years measured from the grant date, subject to termination in the event of the optionee’s cessation of Board service. All of our directors are eligible to participate in our 2007 Equity Incentive Plan.

Summary Director Compensation Table

The following table provides information regarding the compensation that we paid to each of our directors during the year ended December 31, 2007, other than those directors included in the Summary Compensation Table above.

					Non-Incentive
		Fees	Stock	Option	Plan	All Other
	Total	Earned(1)	Awards(2)	Awards	Compensation	Compensation
Name	($)	($)	($)	($)	($)	($)

Glenn P. Sblendorio(4)	$116,333	$80,000	$36,333	$—	$—	$—
Alexander E. Barkas, Ph.D.(5)	14,583	14,583	—	—	—	—
Michael G. Raab(3)(5)	17,500	17,500	—	—	—	—
James N. Topper, M.D., Ph.D(3)	14,583	14,583	—	—	—	—
Stephen Bloch, M.D.(4)	17,500	17,500	—	—	—	—
Gregory M. Weinhoff, M.D.(4)	17,500	17,500	—	—	—	—
P. Sherrill Neff(3)	23,333	23,333	—	—	—	—
Donald J. Hayden, Jr.(5)(6)	85,000	85,000	—	—	—	—

(1)	Represents fees paid pursuant to Director Compensation Policy.

(2)	The restricted stock award vests in 36 equal monthly installments.

(3)	Member of Compensation Committee.

(4)	Member of Audit Committee.

(5)	Member of Nominating/Corporate Governance Committee.

(6)	Chairman of the Board of Directors. Mr. Hayden also served as interim president and chief executive officer from September 11, 2006 until March 5, 2007 during Mr. Crowley’s active duty service in the United States Navy (Reserve). The amounts above include only his fees as Chairman and member of the Board of Directors. His compensation related to his tenure as interim president and chief executive officer are included in the Summary Compensation Table contained in this Proxy Statement.

In 2007, Mr. Sblendorio and Mr.Hayden received a full year’s worth of fees while all other members of the Board of Directors received only a portion of their annual fees. In November 2006, all the directors other than Mr. Sblendorio and Mr. Hayden, who represented holders of our preferred stock, declined receiving compensation under our Director Compensation Policy. Upon completion of our initial public offering in May 2007, those directors elected to resume their compensation.

Employment Agreements

John F. Crowley.  We employ Mr. Crowley as our president and chief executive officer. Under this agreement, Mr. Crowley is entitled to an annual base salary of $400,000. Adjustments to his base salary are in the discretion of our Board of Directors and we have agreed not to reduce his base salary below $400,000. The agreement provides that Mr. Crowley is eligible to receive a cash bonus of up to 50% of his base salary if performance criteria are met for the year in which the bonus is to be paid. The agreement also provides that Mr. Crowley’s compensation and benefits, including health benefits for him and his family, continue in full during the term of any active duty service, and Mr. Crowley received full compensation and benefits during his active duty service from September 2006 to March 2007. The agreement further provides that Mr. Crowley is eligible to participate in any executive bonus plans established by the Board from time to time. The agreement will continue for successive one-year terms until either Mr. Crowley or we provide written notice of termination to the other in accordance with the terms of the agreement.

We have agreed to secure and maintain an executive medical reimbursement contract with a named insurance company covering Mr. Crowley, his spouse and his dependents. Beginning in January 2008, we have agreed to (i) make quarterly payments to Mr. Crowley to cover out-of-pocket healthcare associated expenses incurred by Mr. Crowley and his family, and (ii) make corresponding gross-up payments on behalf of Mr. Crowley on a quarterly basis to the appropriate federal and state taxing authorities. We expect the annual aggregate cost of these collective payments to be approximately $403,000 for 2008. The agreement also provides for severance benefits and change of control arrangements as previously described in detail.

Other Named Executive Officers.  We have entered into employment agreements with the following named executive officers: James E. Dentzer, Matthew R. Patterson and David Lockhart, Ph.D. These agreements set forth the named executive officer’s position, duties, base salary, benefits, and severance arrangements as described previously in the sections above. Our executive employment agreements with Dr. Lockhart and Messrs. Patterson and Dentzer provide for an initial term of two years, and will continue thereafter for successive two-year periods until we provide the executive with written notice of the end of the agreement in accordance with its terms. There is no employment agreement in place for Dr. Licholai and he is employed “at will”.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent directors. The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our 2007 Annual Report on Form 10-K.

Members of the Amicus Therapeutics, Inc.
Compensation Committee:

P. Sherrill Neff, Chairman
Michael G. Raab
James N. Topper, M.D., Ph.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that, in 2007, none of our directors, executive officers or 10% stockholders failed to file a required report on time, other than the following: (1) In October, November and December of 2007, shares granted to Mr. Dentzer, our Chief Financial Officer, pursuant to a restricted share grant vested, with certain shares surrendered in order to satisfy certain tax withholding obligations. As a result of clerical and administrative errors, the shares surrendered were inadvertently omitted from the October 2007 Form 4 and the surrender of shares in November and December 2007 were not reported timely. A Form 4 reporting these transactions was filed in January 2008. (2) NEA Partners 11, Limited Partnership, NEA Partners 9 and related persons filed a Form 3 required in connection with the Company’s initial public offering in 2007 one day late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Since January 1, 2007, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities on an as converted to Common Stock basis, and affiliates of our directors, executive officers and holders of more than 5% of our voting securities. The following related party transactions are in addition to the compensation agreements and other arrangements we have made which are described as required in “Management.” We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

On August 24, 2006, our Board of Directors adopted a formal policy such that all transactions between us and our officers, directors, principal stockholders and their affiliates must be approved by a majority of the members of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors, and that such transactions must be on terms no less favorable to us than those that could be obtained from unaffiliated third parties. We do not intend at this time to adopt specific standards for the approval of these transactions, but instead intend to have our Board of Directors review all such transactions on a case by case basis. Prior to August 24, 2006, although there was no formal policy, approval of the Board of Directors was obtained for all related party transactions.

Private Placement of Securities

In March 2007, we issued an aggregate of 1,976,527 shares of our Series D redeemable convertible preferred stock at a price of approximately $12.16935 per share for total cash proceeds to us of approximately $24.1 million before transaction expenses.

The following table sets forth the number of shares of Series D redeemable convertible preferred stock sold to our 5% stockholders and directors and their affiliates that converted automatically on a one-for-one basis into shares of our Common Stock upon the closing of our initial public offering in June 2007.

Number of
Shares of
Series D Redeemable
Convertible
Name	Preferred Stock

Entities affiliated with Prospect Venture Partners	111,188
Entities affiliated with New Enterprise Associates	1,232,603
Entities affiliated with Frazier Healthcare Ventures	287,607
Entities affiliated with CHL Medical Partners	102,717
Entities affiliated with Quaker BioVentures	180,782
All other less than 5% stockholders	61,630

Total	1,976,527

Certain Relationships

Registration Rights

Pursuant to a third amended and restated investor rights agreement among holders of our redeemable convertible preferred stock and us, we granted registration rights to all such holders, to Mount Sinai School of Medicine of New York University and to the holder of a warrant to purchase 5,333 shares of our Common Stock. Entities affiliated with Prospect Venture Partners II, L.P., New Enterprise Associates, Frazier Healthcare Ventures, Canaan Equity, Quaker BioVentures and CHL Medical Partners, each a holder of 5% or more of our voting securities, and their affiliates are parties to this investor rights agreement.

Director Compensation

Please see “Management — Director Compensation” for a discussion of options granted and other compensation to our non-employee directors.

Executive Compensation and Employment Agreements

Please see “Management — Executive Compensation” and “Management — Stock Options” for additional information on compensation of our executive officers. Information regarding employment agreements with our executive officers is set forth under “Management — Employment Agreements.”

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer, and our directors. The text of the code of conduct and ethics is posted on our web site at www.amicustherapeutics.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary, c/o Amicus Therapeutics, Inc. at 6 Cedar Brook Drive, Cranbury, NJ 08512. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial and accounting officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless web site posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market LLC.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors has voted to nominate Alexander E. Barkas, Stephen Bloch and P. Sherrill Neff for election at the 2008 Annual Meeting for a term of three years to serve until the 2011 Annual Meeting of stockholders, and until their respective successors are elected and qualified. The Class II directors, James N. Topper, Gregory M. Weinhoff, and Donald J. Hayden, Jr., and the Class III directors, John F. Crowley, Michael G. Raab, and Glenn P. Sblendorio, will serve until the Annual Meetings of Stockholders to be held in 2009 and 2010, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Alexander E. Barkas, Stephen Bloch and P. Sherrill Neff. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted at the Annual Meeting is required to elect each nominee as a director.

The Board of Directors recommends the vote “FOR” the election of each of Alexander E. Barkas, Stephen Bloch and P. Sherrill Neff as a director, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL NO. 2 — APPROVAL OF THE AMENDED AND
RESTATED 2007 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”). Equity compensation has historically been a key element of our compensation program. The ability to grant stock options and restricted stock has enabled us to attract and retain highly talented employees. Additionally, equity awards have also allowed us to link incentive rewards to Company performance, to encourage employee ownership in our stock and to align the interest of employees with those of our shareholders. Equity based compensation, and specifically stock options, are a common form of compensation in our industry. Without stock options, we would be at a disadvantage against our competitors for recruiting and retaining key talent. We would also be unable to offer competitive total compensation packages necessary to attract, retain and motivate individuals critical to our future success. The 2007 Plan was prepared under the supervision of the Compensation Committee of the Board and in consultation with Watson Wyatt, the Compensation Committee’s independent advisor. As part of its review of various compensation issues for the Company, Watson Wyatt provided information to the Compensation Committee comparing the size and terms of the Company’s existing 2007 Equity Incentive Plan to our peer group and other comparable companies. As a result of this review and after consultation with the Company’s management on the Company’s current and projected hiring and retention needs, it was determined that the Company would need additional equity available for grant under the existing plan in the near future. In addition, several other amendments to the existing plan were considered in order to align the plan with certain best practices among our peer group and the interests of stockholders. These amendments are discussed in more detail below. Based on this analysis, the Compensation Committee recommended approval of the 2007 Plan to the Board. In addition to the recommendation of the Compensation Committee, the Board has also independently considered the 2007 Plan and believes that the 2007 Plan is in the best interests of the Company and its stockholders. The Board believes the 2007 Plan will serve a critical role in attracting and retaining officers, employees and consultants and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the 2007 Plan.

The 2007 Plan includes amendments that provide for (i) an increase in the maximum number of shares of our Common Stock that may be issued under our current 2007 Equity Incentive Plan by an additional 2,000,000 shares, (ii) a limitation on the number of shares that may be granted as restricted stock awards or other similar type awards to 300,000 shares, (iii) the elimination of the automatic annual increases for the number of shares available under the 2007 Plan, (iv) the elimination of the provision which allowed the return of shares used by the Company’s executives as payment for stock option exercises to the pool of available shares that may be used for awards under the 2007 Plan and (v) a provision limiting the term of all option awards to ten years.

As of December 31, 2007, approximately 805,901 shares remained available for the future grant of awards under our current 2007 Equity Incentive Plan. After the approval of the 2007 Plan, 2,054,193 shares would then be available for issuance under the 2007 Plan, representing approximately 9% of our total outstanding shares as of

March 31, 2008. Our Board of Directors approved the substance of the amendments in the 2007 Plan on February 5, 2008 and our Board of Directors formally approved the 2007 Plan on April 22, 2008, subject to stockholder approval. A copy of the 2007 Equity Incentive Plan, as proposed to be amended and restated by this proposal is attached as Appendix A to this Proxy Statement.

The 2007 Plan is a performance-based plan that provides awards to selected executive officers and key employees if pre-established performance goals are met. The 2007 Plan is intended to meet the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”) so that awards paid under the 2007 Plan may qualify for a federal income tax deduction. We are required to periodically resubmit the 2007 Plan for stockholder approval so that it can continue to qualify as performance-based compensation.

Our Board of Directors, upon recommendation of the Compensation Committee, has unanimously adopted, subject to stockholder approval, the 2007 Plan, which includes amendments that provide for an increase of the maximum number of shares of Common Stock issuable under the current 2007 Equity Incentive Plan by 2,000,000 shares to a total of 2,966,667 shares, the elimination of the automatic annual increases in the number of shares available, the limitation on the number of shares that may be used for restricted stock or other similar types of awards, the elimination of the use of the shares provided to the Company in connection with an executive’s exercise of stock options as shares available for the grant of future awards and the limitation on the term of options to ten years. The Compensation Committee made these recommendations after reviewing the number of shares available for issuance under the current 2007 Equity Incentive Plan. The adoption of the 2007 Plan would ensure that we will continue to have available a reasonable number of shares for our 2007 Plan and for our equity incentive programs and that the 2007 Plan is in compliance with Section 162(m) of the Code. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, we must continue to offer a competitive equity incentive program.

We are asking you to approve the proposed 2007 Plan so that we will have a sufficient number of shares available for the issuance of stock option and other equity awards and so that the 2007 Plan will be in compliance with Section 162(m) of the Code. Our Board of Directors believes that the ability of the Company to grant stock options is important in enabling us to offer competitive compensation packages and to make the most effective use of the shares our stockholders authorize for incentive purposes. Therefore, the Board of Directors urges you to vote to approve the proposed 2007 Plan.

Summary of the Plan

The 2007 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to employees, and non-qualified stock options and restricted and other stock awards to our employees, directors, and consultants.

The aggregate number of shares of our Common Stock that are issuable upon stock options granted under the 2007 equity incentive plan is 2,966,667 shares. The aggregate number of shares of Common Stock that may be granted in any calendar year to any one person pursuant to the 2007 Plan may not exceed 50% of the aggregate number shares of our Common Stock that may be issued pursuant to the 2007 Plan.

The 2007 Plan will be administered by the Compensation Committee of our Board of Directors. Subject to the provisions of the 2007 Plan, the Compensation Committee has been granted the discretion to determine when awards are made, which directors, employees or consultants receive awards, whether an award will be in the form of an incentive stock option, a nonqualified stock option, restricted stock units or stock (with or without restrictions), the number of shares subject to each award, and all other relevant terms of the award, including vesting and acceleration of vesting, if any. The Compensation Committee also has been granted broad discretion to construe and interpret the 2007 Plan and adopt rules and regulations thereunder. Options granted under the 2007 Plan are expected to vest over a four-year period from the date of grant in the case of employees, and over a two-year period from the date of grant for consultants.

Our Board of Directors may amend, modify, or terminate our 2007 Plan at any time, subject to applicable rules and law and the rights of holders of outstanding awards. Our 2007 Plan will automatically terminate in April 2017 unless our Board of Directors terminates it prior to that time.

The Board of Directors recommends the vote “FOR” the approval of the Amended and Restated 2007 Equity Incentive Plan.

PROPOSAL NO. 3 — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2008. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2007. We expect that representatives of Ernst & Young will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2007, and December 31, 2006, and fees billed for other services rendered by Ernst & Young LLP during those periods. All of such fees were approved by the Audit Committee.

	December 31,
	2007	2006
	($ in thousands)

Audit Fees	$339,847	$546,838
Tax Fees	—	11,770
All Other Fees	5	2

Total	$339,852	$558,610

Fees for audit services included fees associated with the annual audit and the reviews of the quarterly reports on Form 10-Q. For 2006, the audit fees also included costs of $400,000 associated with the preparation and review of our Registration Statements on Form S-1 relating to our initial public offering that was planned for 2006 but completed in June 2007. Tax Fees included tax compliance, tax advice and tax planning and All Other Fees included subscription fees paid for access to the Ernst & Young LLP on-line Accounting & Auditing Research Tool.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate estimate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares voted affirmatively or negatively on the matter at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board of Directors recommends the vote “FOR” to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which currently consists entirely of directors who meet the independence and experience requirements of the rules and regulations of Nasdaq Stock Market and Securities Exchange Act of 1934, as amended, has furnished the following report.

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2007, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended 2007 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•	Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee further discussed with Ernst & Young LLP the Audit Committee’s independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Members of the Amicus Therapeutics, Inc.
Audit Committee

Glenn P. Sblendorio
Stephen Bloch, M.D.
Gregory M. Weinhoff, M.D.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the 2008 Annual Meeting. If any other business is properly brought before the 2008 Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the Proxy Statement relating to our Annual Meeting of Stockholders to be held in 2009, stockholder proposals must be received no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the Annual Meeting, although not included in the Proxy Statement, proposals must be received no later than not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Office of the General Counsel, Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.amicustherapeutics.com and is available in paper form to beneficial owners of our Common Stock without charge upon written request to Secretary, Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, NJ 08512.

Appendix A

AMENDED AND RESTATED
AMICUS THERAPEUTICS, INC.
2007 EQUITY INCENTIVE PLAN

1.	Purpose

This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of shares of the Company’s Common Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.	Definitions

As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1 “Accelerate”, “Accelerated”, and “Acceleration”, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock or Restricted Stock Units, as the case may be, means that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units, as the case may be, shall expire with respect to some or all of the shares of Restricted Stock or some or all of the Restricted Stock Units, as the case may be, then still otherwise subject to the Risk of Forfeiture.

2.2 “Acquiring Person” means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, provided that if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an “Ultimate Parent Entity”) that is not itself controlled by any entity or person that is not a natural person, the term “Acquiring Person” shall mean such Ultimate Parent Entity.

2.3 “Affiliate” means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

2.4 “Applicable Voting Control Percentage” means (i) at any time prior to the initial public offering of the Company, a percentage greater than fifty percent (50%) and (ii) at any time from and after the initial public offering of the Company, twenty percent (20%).

2.5 “Award” means any grant or sale pursuant to the Plan of Options, Restricted Stock, Restricted Stock Units or Stock Grants.

2.6 “Award Agreement” means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.7 “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

2.8 “Board” means the Company’s board of directors.

2.9 “Change of Control” means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company and (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company. Notwithstanding anything expressed or implied in the foregoing provisions of this definition to the contrary, any direct or indirect acquisition referred to in clause (ii) above in this definition shall not be treated as a Change of Control if, at any time prior to or after such direct or indirect acquisition, a majority of the members of the board of directors of the Company as constituted immediately prior to such direct or indirect acquisition consent in writing to exclude such direct or indirect acquisition from the scope of this definition.

2.10 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.11 “Controlled Affiliate” means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

2.12 “Committee” means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, the term “Committee” shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

2.13 “Common Stock” means common stock, par value $0.01 per share, of the Company.

2.14 “Company” means Amicus Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).

2.17 “Group” has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

2.18 “Incentive Option” means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.19 “Market Value” means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the NASDAQ Global market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards granted as of the effective date of the Company’s initial public offering, Market Value shall be the price at which the Company’s Common Stock is offered to the public in its initial public offering.

2.20 “Nonstatutory Option” means any Option that is not an Incentive Option.

2.21 “Option” means an option granted under the Plan to purchase shares of Common Stock.

2.22 “Optionee” means an employee, consultant or director of the Company to whom an Option shall have been initially granted under the Plan.

2.23 “Participant” means any holder of an outstanding Award under the Plan.

2.24 “Plan” means this 2007 Amended and Restated Equity Incentive Plan of the Company, as amended and in effect from time to time.

2.25 “Restricted Stock” means a grant or sale pursuant to the Plan of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

2.26 “Restricted Stock Units” means rights granted pursuant to the Plan to receive shares of Common Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27 “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28 “Risk of Forfeiture” means a limitation on the right of a Participant to retain an Award of Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire such Restricted Stock at less than its then Market Value and/or the forfeiture of Restricted Stock Units held by a Participant, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29 “Sale of the Company Transaction” means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders’ Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

2.30 “Securities Act” means the Securities Act of 1933, as amended.

2.31 “Stock Grant” means the grant pursuant to the Plan of shares of Common Stock not subject to restrictions or other forfeiture conditions.

2.32 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Section 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

2.33 “Transaction” means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

Subject to the provisions of Section 8 of the Plan, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed the sum of (a) Two Million Nine Hundred Sixty Six Thousand Six Hundred Sixty Seven (2,966,667) shares of Common Stock. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited, the shares not purchased by the Participant or forfeited by the Participant shall again be available for Awards thereafter to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

In addition, not more than 300,000 of the total number of shares of Common Stock reserved for issuance under the Plan (as adjusted under Section 8) may be granted or sold as Awards of Restricted Stock, Restricted Stock Units, Stock Grants, and any other similar Awards (“Full-Value Awards”) whose intrinsic value is not solely dependent on appreciation in the price of Shares after the date of grant. Options and any other similar Awards shall not be subject to, and shall not count against, the limit described in the preceding sentence. If a Full-Value Award expires, is forfeited, or otherwise lapses as described in this Section 4, the shares of Common Stock that were subject to the Award shall be restored to the total number of shares of Common Stock available for grant or sale as Full-Value Awards.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Award; (b) the form of Award; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Award; (e) the number of shares subject to an Award; (f) the exercise price of an Option or purchase price, if any, for shares of Restricted Stock or for a Stock Grant and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the vesting period of shares of Restricted Stock or of Restricted Stock Units and any acceleration thereof; (i) the exercise date or dates of an Option and any acceleration thereof; and (j) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option or on the Risk of Forfeiture of Restricted Stock or Restricted Stock Units. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization and Eligibility

The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company or of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year (or portion of a year) ending after such date exceed fifty percent (50%) of the aggregate number of shares of Common Stock subject to the Plan.

Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.	Specific Terms of Awards

7.1 Options.

(a) Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price.  The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c) Option Period.  No Incentive Option or Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.

(d) Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

(e) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless the Committee shall provide otherwise with respect to any Option, if the applicable Optionee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason, regardless of whether the end of such association is effected by the Company, any such Affiliate or such Optionee (whether voluntarily or involuntarily, including because an entity with which such Optionee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such Optionee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such Optionee dies, then any outstanding Option initially granted to such Optionee, whether then held by such Optionee or any other Participant, shall cease to be exercisable in any respect not later than ninety (90) days following the end of such association or such death and, for the period it remains exercisable following the end of such association or such death, shall be exercisable only to the extent exercisable on the date of the end of such association or such death. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f) Transferability.  Except as otherwise provided in this subsection (f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection (e) above). Except as otherwise provided in this subsection (f), all of a Participant’s rights in any Option may be exercised during the life of such Participant only by such Participant or such Participant’s legal representative. However, the applicable Award Agreement or the Committee (at or after the grant of a Nonstatutory Option) may provide that a Nonstatutory Option may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Nonstatutory Option shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the

Company the authority to permit transfers of Nonstatutory Options to third parties pursuant to this subsection (f), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time. The restrictions on transferability set forth in this subsection (f) shall in no way preclude any Participant from effecting “cashless” exercises of an Option pursuant to the terms of the Plan.

(g) Method of Exercise.  An Option may be exercised by a Participant giving written notice, in the manner provided in Section 15, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion and subject to such conditions, if any, as the Committee may deem necessary to comply with applicable laws, rules and regulations or to avoid adverse accounting effects to the Company, by delivery to the Company of (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or (ii) the Participant’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved. If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection (g) to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Award Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Optionee and the Participant with all of the provisions of the Plan and the relevant Award Agreement.

(h) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(i) Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

(j) Rights Pending Exercise.  No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to such Option, except to the extent that such Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such person or his agent.

7.2 Restricted Stock.

(a) Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates.  Subject to subsection (c) below, each Participant receiving an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Amicus Therapeutics, Inc. Copies of such Plan and Agreement are on file in the offices of Amicus Therapeutics, Inc.

(c) Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(d) Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of Restricted Stock.

(f) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding shares of Restricted Stock initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to or repurchase by the Company if and to the extent so provided by, and subject to and in accordance with, the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

(h) Transferability.  Except as otherwise provided in this subsection (h), shares of Restricted Stock shall not be transferable, and no share of Restricted Stock or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection (f) above). The applicable Award Agreement or the Committee (at or after the grant of a share of Restricted Stock) may provide that such share of Restricted Stock may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a share of Restricted Stock shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of shares of Restricted Stock to third parties pursuant to this subsection (h), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

7.3.  Restricted Stock Units.

(a) Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Common Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Issuance of Certificates.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, at the close of the Restriction Period applicable to any Restricted Stock Units (including, without limitation, the close of the applicable Restriction Period as a result of (i) any Acceleration of Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement, (ii) any waiver, lapse or termination of the Risk of Forfeiture applicable to Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement or (iii) any shortening of the Restriction Period applicable to any Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement), the Company shall deliver or cause to be delivered to the Participant that is the holder of such Restricted Stock Units a stock certificate in respect of the shares of Common Stock subject to such Restricted Stock Units. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Amicus Therapeutics, Inc. Copies of such Plan and Agreement are on file in the offices of Amicus Therapeutics, Inc.

(c) Dividends.  At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Common Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Common Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

(d) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding Restricted Stock Units initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to the Company in accordance with the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.

(e) Transferability.  Except as otherwise provided in this subsection (e), Restricted Stock Units shall not be transferable, and no Restricted Stock Unit or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The applicable Award Agreement or the Committee (at or after the grant of a Restricted Stock Unit) may provide that such Restricted Stock Unit may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Restricted Stock Unit shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Restricted Stock Units to third parties pursuant to this subsection (e), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

(f) Rights Pending Close of Applicable Restriction Period.  No person holding Restricted Stock Units shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock subject to such Restricted Stock Units, except to the extent that the Restricted Period with respect to such Restricted Stock Units shall have closed and, in addition, a certificate shall have been issued for such shares of Common Stock and delivered to such person or his agent. Shares of Common Stock subject to Restricted Stock Units shall be issued and outstanding only if and to the extent that a stock certificate representing such shares has been issued and delivered in accordance with the provisions of this Section 7.3.

7.4.  Stock Grants.

(a) In General.  Stock Grants shall be issued for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Without limiting the generality of the foregoing, Stock Grants may be awarded in such circumstances as the Committee deems appropriate, including without limitation in recognition of significant contributions to the success of the Company or its Affiliates or in lieu of compensation otherwise already due. Stock Grants shall be made without forfeiture conditions of any kind.

(b) Issuance of Certificates.  Each Participant receiving a Stock Grant shall be issued a stock certificate in respect of such Stock Grant. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. 2007 Equity Incentive Plan. A copy of such Plan is on file in the offices of Amicus Therapeutics, Inc.

7.5. Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1 Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company immediately after the closing of the initial public offering of the Company’s Common Stock. Subject to the provisions of Section 8.2, if subsequent to such closing the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Change of Control.  Subject to the applicable provisions of the Award Agreement, in the event of a Change of Control, the Committee shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, the Change of Control, to provide for any or all of the following (subject to and upon such terms as the Committee may deem appropriate): (A) the Acceleration, in whole or in part, of any or all outstanding Options (including Options that are assumed or replaced pursuant to clause (D) below) that are not exercisable in full at the time the Change of Control, such Acceleration to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship of the applicable Optionee or Optionees with the Company and its Affiliates terminates, or at such other time or times as the Committee shall determine; (B) the lapse or termination of the Risk of Forfeiture (including, without limitation, any or all of the Company’s repurchase rights) with respect to outstanding Awards of Restricted Stock, such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock (or the person to whom such Awards of Restricted Stock were initially granted) terminates, or at such other time or times as the Committee shall determine; (C) the lapse or termination of the Risk of Forfeiture with respect to any or all outstanding Awards of Restricted Stock Units (including Restricted Stock Units that are assumed or replaced pursuant to clause (D) below), such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock Units (or the person to whom such Awards of Restricted Stock Units were initially granted) terminates, or at such other time or times as the Committee shall determine; (D) the assumption of outstanding Options or Restricted Stock Units, or the substitution of outstanding Options or Restricted Stock Units with equivalent options or equivalent restricted stock units, as the case may be, by the acquiring or succeeding corporation or entity (or an affiliate thereof); (E) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, the Committee shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Committee shall have given, or caused to be given, to all Participants written notice of such potential termination at least five business days prior to the consummation of the Change of Control, and provided, further, that, if the Committee shall have determined in its sole and absolute discretion that the Corporation make payment or provide consideration to the holders of such terminated Options on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Optionee or Optionees of an amount of cash equal to the difference between the Market Value of the shares of Common Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option), then the Corporation shall be required to make, or cause to be made, such payment or provide, or cause to be provided, such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Corporation shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Options pursuant to the foregoing provisions of this clause (E); or (F) the termination of all Restricted Stock Units (other than Restricted Stock Units that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, if the Committee shall have determined in its sole and absolute discretion that the Corporation make payment or provide consideration to the holders of such terminated Restricted Stock Units on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Participant or Participants of an amount of cash equal to the Market Value of the shares of Common Stock subject to the terminated Restricted Stock Units), then the Corporation shall be required to make such payment or provide such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Corporation shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Restricted Stock Units pursuant to the foregoing provisions of this clause (F). The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee’s general authority under Sections 7.1(d) or 7.2(d) hereof to Accelerate Options in whole or in part at any time or to waive or terminate at any time any Risk of Forfeiture applicable to shares of Restricted Stock or Restricted Stock Units. Each outstanding Option or Restricted Stock Unit that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

8.3. Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she has an employment, consulting or Board member relationship with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

8.4. Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.	Settlement of Awards

9.1 Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

9.2 Corporate Restrictions on Rights in Stock.  Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at the time of grant (or, if such Award is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.3 Investment Representations.  The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4 Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

9.5 Lock-Up.  Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.6 Placement of Legends; Stop Orders; Etc.  Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Award and, if applicable, under any agreement between the Company and any Optionee and/or Participant, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.7 Tax Withholding.  Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirements, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares of their Common Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitation that the Committee deems appropriate.

10.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.	No Special Service Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting or Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment, consulting or Board member relationship or other association with the Company and its Affiliates.

12.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and restricted stock units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Award that is outstanding on the date of such termination, unless the holder of such Award agrees in writing to terminate such Award or to terminate all or any of the provisions of the Plan that apply to such Award. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Award outstanding on the date of such amendment or modification as well as the terms of any Award made from and after the date of such amendment or modification; provided, however, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award or materially adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, (ii) no amendment or modification of the Plan shall apply to any Incentive Option that is outstanding on the date of such amendment or modification if such amendment or modification would result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code and (iii) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Awards outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i), (ii) or (iii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Award outstanding on the date of such amendment or modification only if the recipient of such Award consents in writing thereto.

The Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award without amending or modifying the terms of the Plan itself, provided that as amended or modified such Award is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Award, but no such amendment or modification of such Award shall, without the written consent of the recipient of such Award, reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award, adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, or otherwise materially adversely affect the terms of such Award (except for amendments or modifications to the terms of such Award or of the stock subject to such Award that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13), or, if such Award is an Incentive Option, result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code. Notwithstanding any of the foregoing provisions of this paragraph to the contrary, the Committee is expressly authorized to amend any or all outstanding Options to effect a repricing thereof by lowering the purchase price applicable to the shares of Common Stock subject to such Option or Options without the approval of the stockholders of the Company or the holder or holders of such Option or Options, and, in connection with such repricing, to amend or modify any of the other terms of the Option or Options so repriced, including, without limitation, for purposes of reducing the number of shares subject to such Option or Options or for purposes of adversely affecting the provisions applicable to such Option or Options that relate to the vesting or exercisability thereof, in each case without the approval of stockholders of the Company or the holder or holders of such Option or Options.

In addition, notwithstanding anything express or implied in any of the foregoing provisions of this Section 13 to the contrary, the Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award to the extent the Committee reasonably determines necessary or appropriate to conform such Award to the requirements of Section 409A of the Code (concerning non-qualified deferred compensation), if applicable.

14.	Interpretation of the Plan

In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Award Agreement was authorized and approved by the Committee at the time of the grant of the Award evidenced by such Award Agreement or is ratified by the Committee at any time subsequent to the grant of such Award, in which case the conflicting provision in such Award Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 14, insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Optionee and/or Participant, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

15.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New Jersey, without regard to the conflict of laws principles thereof.

ANNUAL MEETING OF STOCKHOLDERS OF
Amicus Therapeutics, Inc
June 10, 2008
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■ 20330300000000000000 3	061008
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Alexander E. Barkas Stephen Bloch
		¡	P. Sherrill Neff
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Amended and Restated 2007 Equity Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Amicus Therapeutics, Inc. for fiscal year ending December 31, 2008.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

ANNUAL MEETING OF STOCKHOLDERS OF
Amicus Therapeutics, Inc
June 10, 2008
PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time June 9, 2008.
ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   ê

20330300000000000000 3	061008

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.	Proposal to approve the Amended and Restated 2007 Equity Incentive Plan.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Alexander E. Barkas
		¡	Stephen Bloch		3.	Proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Amicus Therapeutics, Inc. for fiscal year ending December 31, 2008	☐	☐	☐
☐	WITHHOLD AUTHORITY	¡	P. Sherrill Neff
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, Please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1
AMICUS THERAPEUTICS, INC
6 Cedar Brook Drive
Cranbury, NJ 08512
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder of Amicus Therapeutics, Inc. hereby appoints Matthew R. Patterson and James E. Dentzer as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Amicus Therapeutics, Inc. held of record by the undersigned on April 21,2008, and which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Princeton Marriott Hotel & Conference Center at Forrestal, 100 College Road, Princeton, New Jersey, on June 10, 2008, or any adjournment or postponement thereof.
     This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. prior to the meeting or by filing with the Secretary of Amicus Therapeutics, Inc. prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a notice of Anuual Meeting of Stockholders of Amicus Therapeutics, Inc. called for June 10, 2008. and the Proxy Statement for the Annual Meeting, each dated April 25, 2008, prior to the signing of this proxy.
(Continued and to be signed on the reverse side)

COMMENTS:

14475